UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2016

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2016, Harvest Natural Resources, Inc. (the "Company") held its reconvened 2016 annual meeting of stockholders for the purpose of approving seven proposals, as set forth below and further described in the definitive proxy statement the Company filed with the SEC on August 2, 2016, as supplemented by the proxy supplement the Company filed with the SEC on September 8, 2016. At the annual meeting, the Company’s stockholders authorized the sale by the Company, indirectly through subsidiaries, of all of the Company’s interests in Venezuela. Additionally, all seven director nominees were elected and each of the other proposals considered at the annual meeting was approved. The voting results at the annual meeting are set forth below.

1. The Company’s stockholders authorized the sale by the Company, indirectly through subsidiaries, of all of the Company’s interests in Venezuela.

For: 31,430,286
Against: 32,680
Abstain: 735,124
Broker Non-Votes: 11,455,778

Additionally, as required by the Share Purchase Agreement relating to the sale, the sale was authorized by a majority (72.4%) of the shares of the Company’s common stock excluding shares owned, directly or indirectly, by CT Energy Holding SRL or its affiliates.

2. The Company’s stockholders approved, on an advisory basis, compensation that will or may become payable by the Company to its named executive officers in connection with the sale of the Company’s interests in Venezuela.

For: 22,969,011
Against: 7,783,444
Abstain: 1,445,635
Broker Non-Votes: 11,455,778

3. The Company’s stockholders elected seven directors to serve until the 2017 annual meeting and until their successors have been duly elected and qualified.

Director Nominee: Stephen D. Chesebro’
For: 30,595,205
Withheld: 1,602,885
Broker Non-Votes: 11,455,778

Director Nominee: Oswaldo Cisneros
For: 30,336,148
Withheld: 1,861,942
Broker Non-Votes: 11,455,778

Director Nominee: James A. Edmiston
For: 30,540,850
Withheld: 1,657,240
Broker Non-Votes: 11,455,778

Director Nominee: Robert E. Irelan
For: 30,293,604
Withheld: 1,904,486
Broker Non-Votes: 11,455,778

Director Nominee: Edgard Leal
For: 30,074,187
Withheld: 2,123,903
Broker Non-Votes: 11,455,778

Director Nominee: Patrick M. Murray
For: 30,293,454
Withheld: 1,904,636
Broker Non-Votes: 11,455,778

Director Nominee: Alberto Sosa
For: 30,343,048
Withheld: 1,855,042
Broker Non-Votes: 11,455,778

Total Votes
For: 212,476,496
Withheld: 12,910,134
Broker Non-Votes: 80,190,446

4. The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2016.

For: 42,250,195
Against: 645,427
Abstain: 758,246
Broker Non-Votes: 0

5. The Company’s stockholders adopted an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock at a ratio between one-for-four and one-for-ten, inclusive, with the exact ratio to be determined by the Company’s board of directors.

For: 42,964,725
Against: 623,343
Abstain: 65,800
Broker Non-Votes: 0

6. The Company’s stockholders approved an adjournment of the annual meeting, if deemed necessary or appropriate.

For: 39,538,920
Against: 3,336,683
Abstain: 778,265
Broker Non-Votes: 0

7. The Company’s stockholders approved a proposal to permit the Company to conduct other business as may properly come before the meeting.

For: 29,479,116
Against: 2,507,160
Abstain: 211,814
Broker Non-Votes: 11,455,778

Item 7.01 Regulation FD Disclosure.

On September 16, 2016, the Company issued a press release relating to the voting results at the 2016 annual meeting, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Harvest Natural Resources, Inc., dated September 16, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

September 16, 2016	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harvest Natural Resources, Inc., dated September 16, 2016